Net Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2018
Earnings per share attributable to Pointer Telocation Ltd's Shareholders (Note 14):
Schedule of computation of basic and diluted net earnings per share
	Year ended December 31,
	2018	2017	2016
Numerator:

Numerator for basic net earnings per share - Net income	$6,963	$16,518	$3,444

Numerator for diluted net earnings per share - Net income	$6,963	$16,518	$3,444

Denominator:

Denominator for basic net earnings per share - weighted-average number of shares outstanding (in thousands)	8,100	7,998	7,820

Denominator for diluted net earnings per share - adjusted weighted average shares and assumed exercises (in thousands)	8,280	8,131	7,938

Basic net earnings per share	$0.85	$2.07	$0.45

Diluted net earnings per share	$0.84	$2.03	$0.45